SUB-DISTRIBUTION AGREEMENT	9 Months Ended
Dec. 31, 2013
Notes to Financial Statements
SUB-DISTRIBUTION AGREEMENT

NOTE 3.                      SUB-DISTRIBUTION AGREEMENT

On September 2, 2009 the Company signed an Exclusive Sub-Distribution Agreement (“Agreement”) with Taste of Aruba (US) Inc, a State of Nevada Incorporated company, owner and master distributor of products from Taste of Aruba-Premium Aruban Water. Under the Agreement, the Company will distribute in the United States, its territories and insular areas in the Caribbean and Pacific and Canada, bottled water produced under license in Aruba by Water Energy Company-Aruba. To maintain the Agreement, the Company will be required to meet certain product sales volumes after Taste of Aruba commences production. The start of production by Taste of Aruba had been delayed due to it inability to complete funding arrangements which is now reported to be eminent although to date these funds have not been received. If Taste of Aruba receives funding as projected, the production facility is projected to be complete with product available in the first quarter of 2014, however to the date of this 10-Q filing funding arrangements have not reached commitment stage. Payment for the Agreement cost of $42,500, which was fully impaired on acquisition, was paid by the issuance of 17,000,000 post forward split shares of the Company’s common restricted stock issued in accordance with ASC 505-50-30-6 at $0.025 per share.

The Company periodically reviews for impairment its long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Management has determined that its Distribution Agreement asset requires impairment. As no sale activities have occurred, no product is yet available for sale and funds to establish a sales and distribution operation have not been secured.